CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries

June 30, 2005

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Financial Statements

June 30, 2005

Contents

Consolidated Balance Sheets at June 30, 2005 (Unaudited) and December 31, 2004.........

1

Consolidated Statements of Income for the Three Months and Six Months Ended June 30,

   2005 and 2004 (Unaudited).................................................................................................

2

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005

  and 2004 (Unaudited)..........................................................................................................

3

Notes to Consolidated Financial Statements (Unaudited).....................................................

4

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands, except per share amounts)

	June 30,	December 31,
	2005	2004
	(Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value (amortized cost of $3,030,132 in 2005 and $2,921,320 in 2004)	$ 3,063,382	$ 2,938,856
Short-term investments, at cost, which approximates fair value	208,143	140,473
Total investments	3,271,525	3,079,329

Accrued investment income	38,051	36,580
Receivable for securities sold	34,265	−
Reinsurance recoverable on losses	2,613	3,054
Prepaid reinsurance premiums	117,538	109,292
Deferred policy acquisition costs	47,461	33,835
Receivable from related parties	95	802
Property and equipment, net of accumulated depreciation of $459 in 2005 and $164 in 2004	2,536	2,408
Prepaid expenses and other assets	10,860	7,826
Total assets	$ 3,588,382	$ 3,342,418

Liabilities and stockholders’ equity
Liabilities:
Unearned premiums	$ 1,132,949	$ 1,043,334
Losses and loss adjustment expenses	32,451	39,181
Ceded reinsurance payable	10,685	3,826
Accounts payable and accrued expenses	19,884	22,874
Payable for securities purchased	17,164	5,715
Obligations under capital lease	4,928	6,446
Current federal income taxes payable	13,510	4,401
Deferred federal income taxes payable	50,607	38,765
Total liabilities	1,282,178	1,164,542

Stockholders’ equity:
Common stock, par value $1,500 per share; 10,000 shares authorized, issued and outstanding	15,000	15,000
Additional paid-in capital	1,890,821	1,882,772
Accumulated other comprehensive income, net of tax	22,466	15,485
Retained earnings	377,917	264,619
Total stockholders’ equity	2,306,204	2,177,876
Total liabilities and stockholders’ equity	$ 3,588,382	$ 3,342,418

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Statements of Income

(Unaudited)

(Dollars in thousands)

	Three months ended		Six months ended
	June 30		June 30
	2005	2004	2005	2004
Revenues:
Gross premiums written	$ 131,335	$ 106,457	$ 215,739	$ 162,851
Ceded premiums written	(18,030)	(812)	(19,825)	(3,559)
Net premiums written	113,305	105,645	195,914	159,292
Increase in net unearned premiums	(51,398)	(52,494)	(81,374)	(74,939)
Net premiums earned	61,907	53,151	114,540	84,353

Net investment income	28,389	23,360	55,829	46,031
Net realized (losses) gains	−	(749)	118	778
Other income	90	240	516	557
Total revenues	90,386	76,002	171,003	131,719

Expenses:
Losses and loss adjustment expenses	(3,066)	(1,070)	(5,677)	(406)
Underwriting expenses	17,179	20,679	37,644	34,353
Policy acquisition costs deferred	(6,956)	(8,630)	(17,627)	(16,311)
Amortization of deferred policy acquisition costs	1,852	184	4,001	342
Total expenses	9,009	11,163	18,341	17,978

Income before income taxes	81,377	64,839	152,662	113,741
Income tax expense	21,385	16,446	39,364	27,043
Net income	$ 59,992	$ 48,393	$ 113,298	$ 86,698

See accompanying notes to unaudited interim consolidated financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

(Dollars in thousands)

	Six months ended
	June 30,
	2005	2004
Operating activities
Net income	$ 113,298	$ 86,698
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	4,001	342
Policy acquisition costs deferred	(17,627)	(16,311)
Depreciation of property and equipment	295	12
Amortization of fixed maturity securities	14,480	16,506
Net realized gains on investments	(118)	(778)
Accrued investment income, prepaid expenses and other assets	(4,505)	(625)
Current federal income tax receivable	−	126
Reinsurance recoverable on losses	441	2,131
Other reinsurance receivables	−	5,295
Prepaid reinsurance premiums	(8,246)	5,470
Unearned premiums	89,615	69,470
Losses and loss adjustment expenses	(6,730)	(3,120)
Ceded reinsurance payable, accounts payable and accrued expenses	3,869	175
Receivable from related parties	707	9,669
Current federal income taxes payable	9,109	7,758
Deferred federal income taxes payable	7,810	6,823
Net cash provided by operating activities	206,399	189,641

Investing activities
Sales and maturities of fixed maturity securities	157,125	161,637
Purchases of fixed maturity securities	(286,518)	(246,106)
Purchases, sales and maturities of short-term investments, net	(67,670)	(79,794)
Receivable for securities sold	(34,265)	170
Payable for securities purchased	11,449	11,006
Purchases of fixed assets	(423)	−
Net cash used in investing activities	(220,302)	(153,087)

Financing activities
Capital contribution	8,049	−
Net cash provided by financing activities	8,049	−

Net (decrease) increase in cash and cash equivalents	(5,854)	36,554
Cash and cash equivalents at beginning of period	69,292	78,645
Cash and cash equivalents at end of period	$ 63,438	$ 115,199

See accompanying notes to unaudited interim consolidated financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

(Unaudited)

(Dollars in thousands)

1. Business and Organization

Financial Guaranty Insurance Company (the “Company”) is a wholly-owned subsidiary of FGIC Corporation (the “Parent”). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company’s financial strength is rated “Aaa” by Moody’s Investors Service, Inc., “AAA” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and “AAA” by Fitch Ratings, Inc. The Company is licensed to engage in writing financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands and, through a branch, in the United Kingdom. In addition, a United Kingdom subsidiary is authorized to write financial guaranty insurance in the United Kingdom and has passport rights to write business in other European Union member countries. The Company and Parent have recently formed subsidiaries to facilitate geographic and business expansion. As used in these notes, the term “Company” refers to Financial Guaranty Insurance Company and/or its subsidiaries.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. (“PMI”), affiliates of the Blackstone Group L.P. (“Blackstone”), affiliates of the Cypress Group L.L.C. (“Cypress”) and affiliates of CIVC Partners L.P. (“CIVC”), collectively the “Investor Group,” completed the acquisition of the Parent from a subsidiary of General Electric Capital Corporation (“GE Capital”) in a transaction valued at approximately $2,200,000 (the “Transaction”). At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. On January 12, 2004, the Parent issued $250,000 of senior notes due on January 15, 2034. The notes pay interest on January 15 and July 15 of each year at a rate of 6%. The proceeds were used to repay the outstanding bridge loan, plus accrued and unpaid interest under the bridge loan facility, and the remaining proceeds were retained at the Parent to pay interest due on the notes. As part of the Transaction, Banc of America Securities, LLC (“BOA”) received warrants to purchase Parent common stock. Under the agreement, BOA can subscribe for and purchase up to approximately 11,451 shares at an exercise price of six hundred dollars per share. The warrants are exercisable in whole or in part prior to December 18, 2013. As of June 30, 2005, no warrants had been exercised. In addition, the Parent paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Parent Convertible Preferred Stock with an aggregate liquidation preference of $234,600, and approximately 5% of the Parent’s common stock. PMI is the largest stockholder of the Parent, owning approximately 42% of its common stock at June 30, 2005 and December 31, 2004. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of the Parent’s common stock, respectively, at June 30, 2005 and December 31, 2004.

2. Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances have been eliminated.

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the six-month period ended June 30, 2005 are not necessarily indicative of results that may be expected for the full year ending December 31, 2005. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2004, including the accompanying notes.

Certain 2004 amounts have been reclassified to conform to the 2005 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

3. Review of Financial Guaranty Industry Accounting Practices

The Securities and Exchange Commission (“SEC”) staff has recently reviewed the accounting practices of publicly held financial guaranty industry companies with respect to loss reserves, and the Financial Accounting Standards Board (“FASB”) staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. When the FASB or the SEC reaches a conclusion on this issue, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. The FASB review is in its early stages and it is not possible to predict the impact, if any, that this review, or one by the SEC, may have on the Company’s accounting practices.

4. Premium Refundings

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized at that time. A refunding occurs when an insured obligation is paid or fully defeased prior to the stated maturity.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

(Unaudited)

(Dollars in thousands)

4. Premium Refundings (continued)

Premiums earned include $35,956 and $20,695 for the six months ended June 30, 2005 and 2004, respectively, and $20,417, and $18,695 for the three months ended June 30, 2005 and 2004, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

5. Loss Reserves and Loss Adjustment Expenses

Loss reserve and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company’s ongoing insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At June 30, 2005, the Company had case reserves of $14,152, credit watchlist reserves of $17,288 and a loss adjustment expense reserve of $1,011. At December 31, 2004, the Company had case reserves of $14,686, credit watchlist reserves of $23,484 and a loss adjustment expense reserve of $1,011.

6. Income Taxes

The Company has a tax sharing agreement with the Parent, which files a consolidated Federal income tax return.

The Company’s effective federal corporate tax rate (25.5% and 22.8% for the six months ended June 30, 2005 and 2004, respectively, and 26.0% and 24.5% for the three months ended June 30, 2005 and 2004, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $11,638 and $9,029 for the six months ended June 30, 2005 and 2004, respectively, and $5,465 and $6,372 for the three months ended June 30, 2005 and 2004, respectively.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

(Unaudited) (Continued)

 (Dollars in thousands)

8. Comprehensive Income

Accumulated other comprehensive income of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments.

The components of total comprehensive income (loss) for the three-month and six-month periods ended June 30, 2005 and 2004 are as follows:

Six months ended June 30,
	2005	2004
Net income	$ 113,298	$ 86,698
Other comprehensive income (loss)	6,981	(47,592)
Total comprehensive income	$ 120,279	$ 39,106

	Three months ended June 30,
	2005	2004
Net income	$ 59,992	$ 48,393
Other comprehensive income (loss)	39,203	(60,272)
Total comprehensive income	$ 99,195	$ (11,879)5

The components of other comprehensive income (loss) for the three-month and six-month periods ended June 30, 2005 and 2004 are as follows:

Six months ended June 30, 2005
	Before	Net of
	Tax	Tax
	Amount	Tax	Amount
Unrealized holding gains arising during the period	$ 15,832	$ (5,540)	$ 10,292
Less reclassification adjustment for gains realized in net income	(118)	41	(77)
Unrealized gains on investments	15,714	(5,499)	10,215
Foreign currency translation adjustment	(4,974)	1,740	(3,234)
Total other comprehensive income	$ 10,740	$ (3,759)	$ 6,981

Financial Guaranty Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

(Unaudited) (Continued)

 (Dollars in thousands)

8. Comprehensive Income (continued)

Three months ended June 30, 2005
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$ 64,368	$ (22,528)	$ 41,840
Less reclassification adjustment for gains realized in net income	−	−	−
Unrealized gains on investments	64,368	(22,528)	41,840
Foreign currency translation adjustment	(4,056)	1,419	(2,637)
Total other comprehensive income	$ 60,312	$ (21,109)	$ 39,203

	Six months ended June 30, 2004
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding losses arising during the period	$ (74,105)	$25,937	$ (48,168)
Less reclassification adjustment for gains realized in net income	(778)	272	(506)
Unrealized losses on investments	(74,883)	26,209	(48,674)
Foreign currency translation adjustment	1,665	(583)	1,082
Total other comprehensive loss	$ (73,218)	$25,626	$ (47,592)

	Three months ended June 30, 2004
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding losses arising during the period	$ (92,626)	$32,419	$ (60,207)
Less reclassification adjustment for losses realized in net income	749	(262)	487
Unrealized losses on investments	(91,877)	32,157	(59,720)
Foreign currency translation adjustment	(849)	297	(552)
Total other comprehensive loss	$ (92,726)	$ 32,454	$ (60,272)

Financial Guaranty Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

(Unaudited) (Continued)

 (Dollars in thousands)

9. Variable Interest Entities

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”). FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity. Management has evaluated the structured finance transactions insured by the Company and does not believe any such transactions require consolidation or disclosure under FIN 46.

During 2004, the Company arranged the issuance of contingent preferred trust securities by a group of special purpose Trusts (see Note 10). These Trusts are considered variable interest entities under FIN 46. However, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

10. Preferred Trust Securities

On July 19, 2004, the Company closed a new $300,000 facility, consisting of Money Market Committed Preferred Custodial Trust Securities (“CPS Securities”). This facility replaced a $300,000 “Soft Capital” facility previously provided by GE Capital. Each of six separate and newly organized Delaware trusts (the “Trusts”) issues $50,000 in perpetual CPS Securities on a rolling, 28-day auction rate basis. Proceeds from these securities are invested in high quality, short-term securities and held in the respective Trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with the Company which obligates the Trusts at the Company’s discretion, to purchase perpetual Preferred Stock of the Company. In this way, the program provides capital support to the Company by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. During the six- month period ended June 30, 2005, the Company recorded expense of $968 for the right to put its shares to the Trusts. These Trusts are considered variable interest entities under FIN 46. However, the Company is not considered the primary beneficiary and therefore is not required to consolidate the Trusts.

11. Revolving Credit Facility

The Parent, in conjunction with the Company, has a $200,000 senior unsecured revolving credit facility expiring on December 14, 2005. The facility is provided by a syndicate of banks and other financial institutions led by JPMorgan Chase, as administrative agent and sole lead arranger. During 2004, and for the six months ended June 30, 2005, no draws were made under the facility.